                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 8, 1996

                         TRUMP TAJ MAHAL FUNDING, INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        1-10075               13-3469470
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
          of incorporation)                               Identification No.)

          1000 The Boardwalk
      Atlantic City, New Jersey                                08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 449-5540

                          TRUMP TAJ MAHAL ASSOCIATES
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        1-10075               13-3469507
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
          of incorporation)                               Identification No.)

          1000 The Boardwalk
      Atlantic City, New Jersey                                08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 449-5540




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ITEM 1 TO ITEM 4:  None.


ITEM 5:  Other Events.
         ------------

On January 8, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), a Delaware corporation and the general partner of Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), THCR Merger Corp.("Merger Sub"), a wholly owned subsidiary of THCR, and Taj Mahal Holding Corp. ("Taj Holding") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, Merger Sub will be merged with and into Taj Holding upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger"). Upon consummation of the Merger, THCR, through THCR Holdings, will own and operate the Trump Taj Mahal Casino Resort and the Trump Plaza Hotel and Casino, as well as a riverboat gaming facility located at Buffington Harbor on Lake Michigan, which is scheduled to open in April 1996.

Reference is made to (i) the Merger Agreement and (ii) the joint press release of THCR and Taj Holding, dated January 8, 1996, both attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.


ITEM 6 TO ITEM 8:  None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP TAJ MAHAL FUNDING, INC.



January 10, 1996                      /s/ R. Bruce McKee
                                      ----------------------------------------
                                By:   R. Bruce McKee
                              Title:  Assistant Treasurer



                              TRUMP TAJ MAHAL ASSOCIATES

                                By: TM/GP Corporation,
                                    its Managing General Partner


January 10, 1996                      /s/ R. Bruce McKee
                                      ----------------------------------------
                                By:   R. Bruce McKee
                              Title:  Assistant Treasurer

                                 EXHIBIT INDEX

                                         Sequentially
Exhibit No.    Description               Numbered Page
-----------    ------------              -------------

2.1            Agreement and Plan of
               Merger by and among
               Trump Hotels & Casino
               Resorts, Inc., Taj Mahal
               Holding Corp. and THCR
               Merger Corp., dated
               January 8, 1996

99.1           News Release of Trump
               Hotels & Casino Resorts, Inc.
               and Taj Mahal Holding Corp.,
               dated January 8, 1996